LORD ABBETT SERIES FUND

Classic Stock Portfolio

Supplement dated August 22, 2014 to the

Prospectus dated May 1, 2014

Daniel H. Frascarelli, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 24-year career at Lord Abbett.  Mr. Frascarelli will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Manager” on page 7 of the prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Sean J. Aurigemma, Portfolio Manager	2014

The following replaces the second paragraph under “Management and Organization of the Fund – Portfolio Manager” on page 14 of the prospectus as of October 1, 2014:

Sean J. Aurigemma, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Aurigemma joined Lord Abbett in 2007 and has been a member of the team since 2014.

Please retain this document for your future reference.

LORD ABBETT SERIES FUND Classic Stock Portfolio

Supplement dated August 22, 2014 to the

Statement of Additional Information dated May 1, 2014

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1.                  Daniel H. Frascarelli, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 24-year career at Lord Abbett. Mr. Frascarelli will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following paragraph replaces the fourth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the Statement of Additional Information (“SAI”):

Sean J. Aurigemma heads Classic Stock Portfolio’s team. Mr. Aurigemma is primarily responsible for the day-to-day management of the Fund.

2.                  Effective October 1, 2014, the following row replaces the applicable row of the corresponding table on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets +)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Classic Stock Portfolio	Sean J. Aurigemma*	3 / $7,338	3 / $610	3,170 / $2,995(**)(***)

+ Total net assets are in millions.

* The amounts shown are as of June 30, 2014.

** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such accounts total approximately $332 million in assets.

*** Does not include $461 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  Effective October 1, 2014, the following row replaces the applicable row of the corresponding table on page 5-8 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Classic Stock Portfolio	Sean J. Aurigemma*	X
* The amount shown is as of June 30, 2014.

Please retain this document for your future reference.